DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
August 11, 2008

RECENT COMMITMENTS	— (See Body of Report For Contract Details/Date Changes and Other Information)

Ocean Quest								Two-year term + option
Ocean Lexington								Three-year term + option
						Dayrate		Est. End
Rig Name	WD	Location	Status	Operator	Current Term	($000s)	Start Date	Date

Domestic Deepwater Semisubmersibles (8)
Ocean Quest	3,500’	GOM	Current Contract	Noble	two-year term + unpriced option	upper 350’s	mid June 2007	mid June 2009
		GOM/Brazil	Prep, mobe & acceptance test for OGX	OGX		0	mid June 2009	early Oct. 2009
		Brazil	Future Contract	OGX	two-year term + unpriced option	low 420’s	early Oct. 2009	early Oct. 2011

Ocean Star	5,500’	GOM	Current Contract	Anadarko	term extension	upper 410’s	late Nov. 2007	late Nov. 2008
		GOM	Future Contract	LOI	18 month-year term	low 520’s	late Nov. 2008	late May 2010

Ocean America	5,500’	GOM	Current Contract	Mariner	term	upper 460’s	mid March 2008	early July 2009
		GOM	Future Contract	LOI	one-year term	low 520’s	early July 2009	early July 2010

Ocean Valiant	5,500’	GOM	Special Survey & Maintenance	DODI		0	early Aug. 2008	early Nov. 2008 resume contract
		GOM	Current Contract	Anadarko	resume one-year term extension	upper 420’s	early Nov. 2008	mid June 2009

Ocean Victory	5,500’	GOM	Current Contract	Murphy	completion Murphy contract	low 340’s	late July 2007	mid Aug. 2008
		GOM	Future Contract	Callon	two wells	low 500’s	mid Aug. 2008	early Feb. 2009
		GOM	Future Contract (swap from old Voyager contract in low 300’s)	Newfield	one well	low 300’s	early Feb. 2009	early April 2009
		GOM	Future Contract	Newfield	one well extension	low 500’s	early April 2009	late May 2009
		GOM	Future Contract	LOI	one-year term, minimum	low 540’s	late May 2009	late May 2010

Ocean Baroness	7,000’	GOM	Current Contract	Hess	term extension + unpriced option	mid 360’s	late Nov. 2007	mid April 2010

Ocean Confidence	10,000’	GOM	Current Contract	Murphy	four-year term + unpriced option	low 500’s	late Feb. 2008	late March 2012
		GOM	Contract to be interrupted for thruster maintenance	DODI		0	early Oct. 2008	mid Oct. 2008 resume contract

Ocean Endeavor	10000’	GOM	Current Contract	Devon	four-year term + unpriced option	mid 260’s	early July 2007	late June 2011

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
August 11, 2008

						Dayrate			Est. End
Rig Name	WD	Location	Status	Operator	Current Term	($000s)		Start Date	Date

Domestic 2nd and 3rd Generation Semisubmersibles (2)

Ocean Ambassador	1,100’	GOM	Special Survey & Maintenance	DODI		0	early Aug. 2008		mid Oct. 2008
		GOM	Future Contract	LOI	seven-month term	mid 280’s	mid Oct. 2008		early June 2009
		GOM/Brazil	Prep, mobe & acceptance test for OGX	OGX		0	early June 2009		mid Sept. 2009
		Brazil	Future Contract	OGX	three-year term + unpriced option	low 260’s	mid Sept. 2009		mid Sept. 2012

Ocean Saratoga	2,200’	GOM	Current Contract	Walter	one well	mid 280’s	late July 2008		late Aug. 2008
		GOM	Future Contract	Walter	four wells	mid 280’s	late Sept. 2008		mid Jan. 2009

Domestic Jack-ups (7)

Ocean Crusader	200’ MC	GOM	Current Contract	Apache	one well	low 60’s	early June 2008		mid Aug. 2008
		GOM	Future Contract	Walter	one well	mid 60’s	mid Aug. 2008		mid Sept. 2008
		GOM	Future Contract	Apache	one well	mid 60’s	mid Sept. 2008		late Sept. 2008

Ocean Drake	200’ MC	GOM	Special Survey & Maintenance	DODI		0	early Aug. 2008		early Oct. 2008
		GOM	Future Contract	Tarpon	one well	mid 60’s	early Oct. 2008		mid Nov. 2008

Ocean Champion	250’ MS	GOM	Current Contract	Bois d’Arc	90-day term + unpriced option	mid 60’s	early July 2008		early Oct. 2008

Ocean Spartan	300’ IC	GOM	Current Contract	Samson	four wells + unpriced option	mid 80’s	mid June 2008		early Oct. 2008
		GOM	Future Contract	Samson	two-well extension	low 100’s	early Oct. 2008		mid Nov. 2008

Ocean Summit	300’ IC	GOM	Current Contract	Energy Partners	one well extension + unpriced option	mid 80’s	late May 2008		late Aug. 2008
		GOM	Future Contract	Energy Partners	five-wells + unpriced option	low 100’s	late Aug. 2008		mid Oct. 2008

Ocean Titan	350’ IC	GOM	Current Contract	Apache	first of three wells	low 100’s	late June 2008		mid Aug. 2008
		GOM	Future Contract	Apache	second of three wells	mid 100’s	mid Aug. 2008		mid Oct. 2008
		GOM	Future Contract	Apache	third of three wells + unpriced option	low 110’s	mid Oct. 2008		late Nov. 2008

Ocean Tower	350’ IC	GOM	Current Contract	Chevron	term extension + unpriced option	mid 110’s	late April 2008		mid Sept. 2008

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
August 11, 2008

						Dayrate		Est. End
Rig Name	WD	Location	Status	Operator	Current Term	($000s)	Start Date	Date

International Semisubmersibles (19)

MEXICO
Ocean New Era	1,500’	GOM	Current Contract	PEMEX	2 1/2 year term	mid 260’s	late Oct. 2007	mid Feb. 2010

Ocean Voyager	3,000’	GOM	Current Contract	PEMEX	2 1/2 year term	mid 330’s	early Nov. 2007	late Feb. 2010

NORTH SEA/MEDITERRANEAN
Ocean Nomad	1,200’	North Sea	Current Contract	Talisman	two-year term extension	mid 330’s	early Aug. 2008	early Oct. 2008
		North Sea	Contract to be interrupted for Special Survey & Maintenance	DODI		0	early Oct. 2008	late Nov. 2008 resume contract
		North Sea	Current Contract	Talisman	resume two-year term extension	mid 330’s	late Nov. 2008	late Sept. 2010

Ocean Guardian	1,500’	North Sea	Intermediate Survey & Maintenance	DODI		0	late July 2008	early Sept. 2008 resume contract
		North Sea	Current Contract	Oilexco	resume two-year term	low 350’s	early Sept. 2008	early Aug. 2009
		North Sea	Future Contract	Oilexco	two-year term extension	mid 380’s	early Aug. 2009	early Oct. 2011

Ocean Princess	1,500’	North Sea	Current Contract	Talisman	two-year term extension	upper 330’s	mid Feb. 2008	mid Aug. 2008
		North Sea	Contract to be interrupted for Special Survey & Maintenance	DODI		0	mid Aug. 2008	early Oct. 2008 resume contract
		North Sea	Current Contract	Talisman	resume two-year term extension	upper 330’s	early Oct. 2008	late April 2010

Ocean Vanguard	1,500’	North Sea	Current Contract	Statoil	two-year term extension + unpriced option	low 400’s	late April 2008	mid April 2010

Ocean Lexington	2,200’	Egypt	Current Contract	BP	36-month term	mid 260’s	late Nov. 2006	mid Aug. 2009
		Egypt/Brazil	Prep, mobe & acceptance test for OGX	OGX		0	mid Aug. 2009	late Jan. 2010
		Brazil	Future Contract	OGX	three-year term + unpriced option	mid 330’s	late Jan. 2010	late Jan. 2013

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
August 11, 2008

						Dayrate		Est. End
Rig Name	WD	Location	Status	Operator	Current Term	($000s)	Start Date	Date

AUSTRALASIA
Ocean Bounty	1,500’	Australia	Special Survey & Maintenance	DODI		0	late July 2008	late Aug. 2008 resume contract
		Australia	Current Contract	Woodside	resume one-year term	low 350’s	late Aug. 2008	late March 2009
		Australia	Re-engine and upgrade	DODI		0	late March 2009	to be determined followed by two-year term
		Australia	Future Contract	Woodside	two-year term + unpriced option	mid 420’s	to be determined	to be determined

Ocean Patriot	1,500’	Australia	Current Contract	Santos	one-year term + unpriced option	upper 370’s	mid May 2008	late Dec. 2008
		Australia	Future Contract	Apache	two-year term + unpriced option	between 380-420	late Dec. 2008	late Dec. 2010

Ocean Epoch	1,640’	Australia	Current Contract	Apache	one-year term	mid 350’s	early March 2008	early March 2009
		Australia	Future Contract	BHPB	550-day term + unpriced options	low 350’s	early March 2009	early Sept. 2010

Ocean General	2,400’	Malaysia	Special Survey & Maintenance	DODI		0	late July 2008	mid Sept. 2008
		Vietnam	Future Contract	PVEP	Approx. two-year term + unpriced options	low 280’s	mid Sept. 2008	mid Sept. 2010

Ocean Rover	7,000’	Malaysia	Intermediate Survey & Maintenance	DODI		0	late July 2008	late Sept. 2008 resume contract
		Malaysia	Current Contract	Resume Murphy contract	balance previously declared option wells	high 240’s	mid Sept. 2008	early Jan. 2009
		Malaysia	Future Contract	Newfield	one well	mid 450’s	early Jan. 2009	mid Feb. 2009
		Malaysia	Future Contract	Murphy	two-year term extension	mid 450’s	mid Feb. 2009	mid Feb. 2011

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
August 11, 2008

						Dayrate		Est. End
Rig Name	WD	Location	Status	Operator	Current Term	($000s)	Start Date	Date

BRAZIL
Ocean Whittington	1,500’	Brazil	Current Contract	Petrobras	five-year term plus potential 15% bonus	mid 220’s	late Aug. 2007	late Aug. 2012
		Brazil	Contract to be interrupted to resume and complete contract upgrade work	DODI		0	early Oct. 2008	late Nov. 2008 resume contract
		Brazil	Current Contract	Petrobras	resume five-year term plus potential 15% bonus	mid 220’s	late Nov. 2008	late Aug. 2012

Ocean Concord	2,200’	Brazil	Current Contract	Petrobras	five-year term plus potential 15% bonus	low 230’s	mid Jan. 2008	mid Jan. 2013
Ocean Yorktown	2,850’	Brazil	Acceptance Testing	DODI		0		mid Aug. 2008 commence contract
		Brazil	Future Contract	Petrobras	commence five-year term plus potential 15% bonus	mid 230’s	mid Aug. 2008	mid Aug. 2013

Ocean Yatzy	3,300’	Brazil	Current Contract	Petrobras	term extension	mid 110’s	early Oct. 2005	early Oct. 2009
		Brazil	Future Contract	Petrobras	five-year term plus potential 10% bonus	mid 240’s	early Oct. 2009	early Oct. 2014

Ocean Winner	3,500’	Brazil	Current Contract	Petrobras	four-year term extension plus potential 5% bonus	low 110’s	mid March 2006	mid March 2010
		Brazil	Future Contract	Petrobras	five-year term extension plus potential 10% bonus	low 270’s	mid March 2010	mid March 2015

Ocean Worker	3,500’	mobe to Brazil	Current	DODI	approx. 30 day mobe plus acceptance testing	0	late July 2008	early Dec. 2008
		Brazil	Future Contract	Petrobras	six-year term plus potential 10% bonus	low 270’s	early Dec. 2008	early Dec. 2014

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
August 11, 2008

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date

Ocean Alliance	5,000’	Brazil	Current Contract	Petrobras	one-well extension retroactive to late March 2008	mid 520’s	late March 2008	mid Aug. 2008 resume contract
		Brazil	Resume Contract	Petrobras	resume four-year extension plus 20% potential bonus	mid 150’s	mid Aug. 2008	late Nov. 2009
		Brazil	Future Contract	Petrobras	six-year term extension plus potential 15% bonus	low 340’s	late Nov. 2009	late Nov. 2015

International Drillship (1)

Ocean Clipper	7,000’	Brazil	Current Contract	Petrobras	five-year extension plus potential 5% bonus	low 180’s	mid Dec. 2005	mid Dec. 2010

International Jack-ups (8)
Ocean Columbia	250’ IC	Mexico	Current Contract	Pemex	1 1/2-year term	mid 120’s	late Jan. 2008	mid June 2009

Ocean Nugget	300’ IC	Mexico	Current Contract	Pemex	term contract	upper 160’s	early Oct. 2006	late March 2009

Ocean King	300’ IC	Croatia	Current Contract	CROSCO	two-year bareboat charter	upper 100’s	mid Nov. 2007	early Nov. 2009

Ocean Sovereign	300’ IC	Indonesia	Current Contract	Kodeco	extension up to survey	upper 130’s	early Aug. 2008	mid Dec. 2008
		Indonesia	Intermediate Survey	DODI		0	mid Dec. 2008	late Jan. 2009
		Indonesia	Future Contract	Kodeco	15-month extension + unpriced option	mid 140’s	late Jan. 2009	late April 2010

Ocean Heritage	300’ IC	Gulf of Suez	Current Contract	IPR	seven-month term	mid 110’s	mid July 2008	mid Feb. 2009

Ocean Spur	300’ IC	Egypt	Current Contract	British Gas	one well	mid 130’s	early June 2008	mid Aug. 2008
		Egypt	Equipment Changeout	DODI		0	mid Aug. 2008	late Aug. 2008
		Egypt	Future Contract	WEPCO	one-year term	low 140’s	late Aug. 2008	late Aug. 2009

Ocean Shield	350’ IC	Malaysia	Current Contract	Newfield	five-month term	mid 170’s	late May 2008	early Nov. 2008
		Malaysia	Future Contract	ENI	mobe to Australia followed by 12 month term	0	early Nov. 2008	late Nov. 2008
		Malaysia	Future Contract	ENI	12 month term	mid 260’s	late Nov. 2008	early Nov. 2009

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
August 11, 2008

						Dayrate		Est. End
Rig Name	WD	Location	Status	Operator	Current Term	($000s)	Start Date	Date

Ocean Scepter	350’ IC	Mobe	Current	DODI	mobe to international location and prep for contract	0	mid Aug. 2008	late Sept. 2008
		Intl. location	Future Contract	Un-named operator	300-day term contract + unpriced option	high 190’s	late Sept. 2008	late July 2009

Upgrade (1)

Ocean Monarch	10,000	Singapore Shipyard	Current	DODI	upgrade to 5th generation rig	0		late Aug. 2008
		Singapore	Future	DODI	commissioning	0	late Aug. 2008	late Nov. 2008
		mobe GOM	Future	DODI	mobe to GOM and prep for contract	0	late Nov. 2008	late Feb. 2009
		GOM	Future Contract	Anadarko	four-year term + unpriced option	high 420’s	late Feb. 2009	late Feb. 2013
NOTES: *Generally, rig utilization rates approach 95-98% during contracted periods; however, utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors. **An LOI is subject to customary conditions, including the execution of a definitive agreement and as such may not result in a binding contract. Options are un-priced and any extension of contract is subject to mutually agreeable terms & conditions unless otherwise indicated. Indexed contracts generally reprice every 30 days. Mobe revenues (if any) and mobe expenses are deferred, and generally are amortized over the life of the contract. GOM = Gulf of Mexico. ***Dayrate range disclosed pursuant to terms of contract.
Cost/Revenue Footnote: Contract Drilling Expenses applies to contract drilling expenses ONLY and does not include Reimbursable Expenses
On rig utilization, assume 95% for DP units, 96% for conventionally moored rigs, and 98% for jack-ups.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
August 11, 2008
                              EXPECTED DOWNTIME LONGER THAN ONE WEEK (Subject to Change)

Expected 1 July - 31 Dec. 2008 Down Days		# Days
Rig	Q3	Q4	Total	Comments

Shipyard Time
Yorktown	46		46	Comp. life extn./survey, Brazil mobe, accpt. test
Bounty	32		32	5-year survey and maintenance
Nomad		52	52	5-year survey and maintenance
Drake	55		55	5-year survey and maintenance
Rover	47		47	5-year survey and maintenance
General	54		54	5-year survey and maintenance
Princess		58	58	5-year survey and maintenance
Ambassador	68	12	80	5-year survey and maintenance
Guardian	43		43	North Sea intermediate survey and maintenance
Valiant	61	35	96	5-year survey/replace derrick and other maint.

	406	157	563
Other Downtime
Baroness	7		7	Equipment changeout
Spur	7		7	Equipment changeout
Alliance	10		10	Equipment repair
Winner	12		12	Equipment repair
Whittington		51	51	Complete contract upgrade
Sovereign		45	45	Int. survey and install new crane and top drive
Worker	64	69	133	Mobe to Brazil, prep for contract, accpt. test
Confidence		18	18	Change out thruster

	100	183	283

Remaining 2008 Non-New-build/Upgrade	506	340	846

New-build/Upgrade Downtime	Q3	Q4	Total

Shield		22	22	Mobe to Australia
Scepter	46		46	Prep for heavy lift vessel, waiting to load
Scepter	62		62	Mobe to ??, complete contract preparation
Monarch	92	92	184	Complete upgrade, comm., mobe to U.S. GOM

Other Non-Survey/Non-Equipment Downtime
Heritage	14		14	Contract commenced mid-July as expected

2009 Estimated Downtime:
5-year Surveys: Concord (51 days); America (80 days); Champion (50 days); Titan (35 days); Yatzy (42 days)
Intermediate Surveys: (10 days each): Crusader, Summit, Nugget, Heritage, Alliance; Columbia (15 days)
Other: Bounty (re-engine and water depth upgrade to be determined subsequent to five-year survey); Confidence (18-day thruster changeout);
Monarch (60 days complete mobe to GOM and rig prep).

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
August 11, 2008
Forward-Looking Statements: The rig status report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, start and end dates and comments concerning future contracts and availability, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning rigs being upgraded or to be upgraded and rigs under construction. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.